Business Combinations and Discontinued Operations	12 Months Ended
Dec. 31, 2012
Business Combinations and Discontinued Operations

Note C: Business Combinations and Discontinued Operations

Business Combinations. The Corporation completed several acquisitions in 2011 and 2010 that were not financially material business combinations. In 2011, the Corporation paid $91,569,000 for acquisitions in the metropolitan Denver, Colorado region and San Antonio, Texas. These acquisitions included aggregates quarry sites and downstream ready mixed concrete, asphalt and road paving businesses. In 2010, the Corporation paid $43,299,000 for an aggregates distribution facility at Port Canaveral, Florida and a sand and gravel business near Charlotte, North Carolina.

Divestitures and Permanent Closures. Divestitures and permanent closures of underperforming operations of the Aggregates business represent discontinued operations, and, therefore, the results of their operations through the dates of disposal and any gain or loss on disposals are included in discontinued operations in the consolidated statements of earnings. The results of operations for divestitures do not include Corporate overhead that was allocated during the periods the Corporation owned these operations.

Discontinued operations consist of the following:

years ended December 31
(add 000)	2012	2011	2010
Net sales	$53	$64,645	$75,493

Pretax loss on operations	$(402)	$(3,778)	$(1,658)
Pretax (loss) gain on disposals	(354)	9,986	(4)
Pretax (loss) gain	(756)	6,208	(1,662)
Income tax (benefit) expense	(320)	2,207	(1,570)
Net (loss) earnings	$(436)	$4,001	$(92)

In 2011, the Corporation divested its River District operations, which was part of the Southeast Group.